Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

                I, Daniel P. Connealy, Senior Vice President and Chief Financial Officer of Waddell & Reed Financial, Inc. (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the “Act”), that:

1.                                       The Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Report”) dated February 29, 2008 and filed with the United States Securities and Exchange Commission on the date thereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 28, 2008

/s/ Daniel P. Connealy
Daniel P. Connealy
Senior Vice President and
Chief Financial Officer